UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2010

                        Commission File Number: 000-53850


                               MedBook World, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                             27-1397396
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                            1150 Silverado, Ste. 204
                               La Jolla, CA 92037
              (Address and zip code of principal executive offices)

                                 (858) 459-1133
                (Issuer's Telephone Number, Including Area Code)

                                2629 Regent Road
                               Carlsbad, CA 92010
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230-425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On March 1, Daniel C. Masters acquired control of the Company by purchasing 9,990,000) common shares from one shareholder (Kenneth Barton, Controlling Shareholder). As a result, Mr. Masters beneficially owns 90.1 per cent of the voting securities of the Company. The amount of consideration for the purchase was $1,000 of Mr. Masters' personal funds. See the Company's Form 10 Filing with the Securities Exchange Commission on December 11, 2009 for further information about the Company. In connection with the purchase of control of the Company, Daniel C. Masters was elected an officer and director of the Company, as described in Item 5.02, below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 1, 2010, Daniel C. Masters, age 64, was elected a Director and named Chief Executive Officer, replacing Kenneth Barton in both positions.

Daniel C. Masters is an attorney practicing business law with an emphasis on corporate reorganizations. Before establishing his current law practice in 2002, Mr. Masters served as an independent investment banker and corporate finance consultant from 1990 to 2002. Between 1978 and 1989 he worked as an investment banker with L.F. Thompson & Co., and at Capital Technology Group and as Vice President for Finance with the Trilon Group, a private holding company with over a billion dollars in assets. Prior to 1978 Mr. Masters held positions as a legislative aid on the staff of the U.S. Congress and as executive assistant to the President of the University of California. Mr. Masters received his Bachelor of Arts Degree (A.B.) from Harvard University and a Juris Doctorate (J.D.) from Thomas Jefferson School of Law where he served on the Editorial Board of the Law Review.

Anthony Turnbull, age 65, continues to serve as a Director, Chief Financial Officer, and Secretary. He has held these positions since the Company's inception, November 17, 2009.

ITEM 8.01 OTHER EVENTS

The Company's address has been changed to:   1150 Silverado, Ste. 204
                                             La Jolla, CA 92037

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MedBook World, Inc.


Dated: March 2, 2010                    /s/ Daniel C. Masters
                                        -------------------------------
                                    By: Daniel C. Masters
                                        Chief Executive Officer

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